EXHIBIT 10.1

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

CONVERTIBLE PROMISSORY NOTE

Amount: $100,000.00	Effective Date: December 1 , 2013
Receipt of Funds Date: ________ ___, 2013

FOR VALUE RECEIVED, Generation Zero Group, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of Equity Trust Company Custodian FBO Richard Morrell IRA , and/or its permitted assigns (the “Holder”), the aggregate principal amount of  $100,000.00, together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.
Loan Amount.  This Convertible Promissory Note (this “Note”, “Promissory Note” or “Agreement”) evidences One Hundred Thousand Dollars ($100,000.00), loaned to the Company by Holder on December 1, 2013 (hereinafter referred to as the “Loan” or the “Principal”).

2.
Payment Terms.  The Company agrees to pay the Holder accrued interest hereunder beginning on the first Business Day of the month following the thirtieth day following the Receipt of Funds Date of this Note and continuing on the first Business Day of each month thereafter (each the “Monthly Payment Date” and the “Monthly Payment”), until the earlier of (i) the Maturity Date (when the entire then outstanding balance of this Note shall be due and payable), or (ii) the date that the Principal and accrued interest on the Note has been repaid in full or fully converted into shares of the Company’s Common Stock as provided in Section 4 hereof.  The “Maturity Date” of this Note shall be November 30, 2015.  Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

3.
Interest.  Interest on the outstanding portion of Principal of this Note shall accrue at a rate of ten percent (10%) per annum.  All past-due principal and interest (which failure to pay such amounts shall be defined herein as an "Event of Default") shall bear interest at the rate of fourteen percent (14%) per annum until paid in full (the “Default Rate”). All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.

a.
Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Georgia or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.
In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance.  The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

c.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding Business Day. "Business Day" means a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Nevada, are authorized or required to be closed for business.

4.	Holder’s Option to Convert this Note.

a.
At any time prior to the payment in full by the Company of this Note, Holder shall have the option to convert the unpaid principal balance of this Promissory Note (or any portion thereof), together with all accrued interest into shares of common stock (the “Shares” and the “Common Stock”) of the Company (the “Conversion Option”) at the Conversion Price (each a “Conversion”).  The “Conversion Price” shall be equal to $0.08 per share;

b.
In order to exercise this Conversion Option, the Holder shall surrender this Promissory Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the amount of this Promissory Note to be converted, and the calculation of the Shares to be issued based on the Conversion Price, and shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). The date that the Company receives the Notice of Conversion shall be defined as the “Conversion Date.” Within five (5) Business Days of the Company’s receipt of the Notice of Conversion and this Note (reflecting a Conversion Price confirmed by the Company), the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder (the “Share Delivery Deadline”).  If the Company reasonably believes that there is an error in Holder’s calculation of the Shares issuable in connection with the Notice of Conversion or the Conversion Price provided for therein, the Company shall not be obligated to honor such defective Notice of Conversion and shall promptly notify Holder of such errors;

c.
In the event of the exercise of the Conversion Option, Holder shall cooperate with the Company to promptly take any and all additional actions required to make Holder a stockholder of the Company including, without limitation, in connection with the issuance of the Shares, such representations as to financial condition, investment intent and sophisticated investor status as are reasonably required by counsel for the Company. Holder shall be deemed to have automatically re-certified the Representations (defined below) at such time or times as Holder exercises its Conversion Option as provided herein, and the Company shall be able to rely on such re-certification for all purposes;

d.
The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option;

e.
Conversion calculations pursuant to this Section 4, shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note in full shall be deemed payment in full of this Note and this Note shall thereupon be cancelled;

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

f.
If the Company at any time after the Effective Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

g.
In the event of the distribution to all holders of its Common Stock of any equity or debt securities of the Company or any of its assets (excluding cash dividends or distributions) or rights to purchase any such securities or assets, then, after such event, the Note will be Convertible into the kind and amount of securities and other property which the Holder would have been entitled to receive if the Holder owned the Shares issuable upon Conversion of the Note immediately prior to the occurrence of such event.

h.
In case of any capital reorganization, reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), the Note shall be Convertible into the kind and number of shares of stock or other securities or property of the Company to which the Holder would have been entitled to receive if the Holder owned the Shares issuable upon Conversion of the Note immediately prior to the occurrence of such event. The provisions of the foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

i.
All Shares of Common Stock which may be issued upon Conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non-assessable;

j.
On the date of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of Shares of Common Stock which this Note has been Converted;

k.
Unless the Holder provides a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Company in its sole discretion, prior to the issuance date of such Shares, such Shares shall be issued as restricted shares of Common Stock; and

l.
The Company shall pay any and all taxes which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock, excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which the Holder is organized or qualified to do business.

m.
In the event the Company shall propose to take any action which shall result in an adjustment in the Conversion Price, the Company shall give notice to the Holder, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of ten (10) days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Note. Following completion of an event pursuant to which the Conversion Price shall be adjusted, the Company shall furnish to the Holder of the Note a statement, signed by an authorized officer of the Company of the facts creating such adjustment and specifying the adjusted Conversion Price then in effect.

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

n.
From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) equal to 100% of such number as shall be sufficient for the Conversion of this Note in full.

5.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder subject to the following “Prepayment Requirements”:

a.
This Note may be prepaid in whole, but not in part, at any time without penalty provided that the Company shall provide the Holder a minimum of thirty (30) days and a maximum of sixty (60) days prior written notice before the date of the Company’s planned prepayment (the “Prepayment Notice”).  The Prepayment Notice shall be delivered to the name and address of the Holder which appears in the records of the Company and shall further state the date for such planned prepayment.

b.
The Holder shall have fifteen (15) days from the delivery of the Prepayment Notice by the Company to Holder to either permit the prepayment or to exercise Holder’s right to Convert the Note into Shares as provided in Section 4, above.  If Holder does not exercise such Conversion right prior to the expiration of fifteen (15) days from its receipt of the Prepayment Notice, the Company shall be permitted to proceed with the prepayment of the Note pursuant to the terms and conditions of the Prepayment Notice.

c.
In the event the Holder does not exercise its Conversion right, on the applicable date set forth for prepayment in the Prepayment Notice (the “Prepayment Date”), the Company shall pay all accrued and unpaid interest on the Note up to and including the Prepayment Date, and the then principal amount of the Note.

6.	Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

a.
The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.  Further, the undersigned is a duly authorized representative of the Company and has been authorized by a resolution of the Board of Directors of the Company to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

b.
This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

7.	Representations, Warranties and Covenants of Holder. Holder represents and Warrants to the Company, and agrees, as follows (collectively the “Representations”):

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

a.
This Note and any Shares issuable upon conversion of this Note are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

b.
Holder is an “accredited investor” as such term is defined under Rule 501 of the Securities Act of 1933, as amended (the “Act” or the “Securities Act”) as Holder meets one of the following requirements.

c.
Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder believes that Holder has received or had access to all information Holder considers necessary or appropriate to make an informed investment decision with respect to this Note; and Holder is able financially to bear the risk of losing Holder’s full investment in this Note and any Shares issued upon conversion hereof.

d.
Holder has not become aware of and has not been offered the Note by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Holder’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

e.
The Holder understands that the Note and the Shares are being offered to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of Holder to acquire the Note and Shares. All information which Holder has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the Holder will immediately provide the Company with such information.

f.
Holder understands that this Note and any Shares issuable upon Conversion pursuant hereto have not been registered under the Securities Act or registered or qualified under any securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Prior to any proposed transfer of this Note or any Shares, Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 7 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate issued to evidence any Shares shall bear a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

8.
Events of Default. If an Event of Default (as defined herein or below) occurs (unless all Events of Default have been cured or waived by Holder), Holder may, by written notice to the Company, declare the principal amount then outstanding of, and the accrued interest and all other amounts payable on, this Note to be immediately due and payable.  The following events shall constitute events of default ("Events of Default") under this Note, and/or any other Events of Default defined elsewhere in this Note shall occur:

(a)           the Company shall fail to pay, when and as due, the principal or interest payable hereunder on the due date of such payment, and such payment is not made within ten (10) days following the receipt of written notice of such failure by the Holder to the Company; or

(b)           the Company shall have breached in any respect any material covenant in this Note, and, with respect to breaches capable of being cured, such breach shall not have been cured within ten (10) days following the receipt of written notice of such breach by the Holder to the Company; or

(c)           the Company shall: (i) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (ii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iii) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (iv) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (v) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

(e)           the Company shall take any action authorizing, or in furtherance of, any of the foregoing.

In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.  In case of a default in the payment of any principal of or premium, if any, or interest on this Note, the Company will pay to Holder such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.  No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder’s rights, powers or remedies.  No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

No failure or delay by the Holder to require the performance of any term or terms of the Note or not to exercise any right, or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the Holder from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under the Note, the Holder shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect the payment when due of any such other amount. The failure of the Holder to give notice of any failure or breach of the Company under the Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

9.
Certain Waivers by the Company.  Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

10.
Assignment by Holder.  If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, in each case subject to Section 7(f), applicable law and an exemption from registration for such transfer, which shall be approved by the Company subject to the Holder providing the Company a legal opinion for such transfer, which opinion shall be reasonably accepted by the Company, the holder hereof shall be deemed the “Holder” for all purposes under this Note.

11.
Notices.  Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

(i) if to Holder, to:                                     Equity Trust Company, Custodian
FBO Richard Morrell IRA
Attn: Richard Morrell
5001 Autumn Blossom Lane
Waxhaw, NC  28173

(ii) if to the Company, to:                        Generation Zero Group, Inc.
Attn: Christine Cheney, CFO
13663 Providence Road, #253
Weddington, NC  28104

Copies to:                                                  The Loev Law Firm, PC
Attn: David M. Loev, Esq.
6300 West Loop South, Suite 280,
Bellaire, Texas 77401
Telephone Number:  (713) 524-4110
Facsimile Number:  (713) 524-4122

or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section.  Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

12.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

13.
Costs and Fees.  Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees.  For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

14.
Governing Law.  It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Nevada, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

15.
No Third Party Benefit.  The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person, and no other person shall have any right to enforce these provisions and covenants against any party to this Agreement.

16.
Jurisdiction, Venue and Jury Trial Waiver.  The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Nevada and that the Circuit Court in and for Clark County, Nevada, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

17.
Interpretation.  The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies.  The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note (subject to the provisions of this Note providing for transfers and assignments by Holder), either voluntarily by act of the parties or involuntarily by operation of law.  Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

17.
WAIVER OF JURY TRIAL.  THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

18.
Entire Agreement.  This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

19.
Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and faxed or scanned and emailed to another party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

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Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

IN WITNESS WHEREOF, the undersigned have caused this Convertible Promissory Note to be executed and delivered by a duly authorized officer as of the date first above written, to be effective as of the effective date set forth above.

“COMPANY”

GENERATION ZERO GROUP, INC.

By: /s/ Christine B. Cheney

Its: Chief Financial Officer

Printed Name: Christine B. Cheney

“HOLDER”
Equity Trust Company, Custodian FBO Richard Morrell IRA

By:______________________________

Its:______________________________

Printed Name:____________________

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

EXHIBIT A

Conversion Election Form

____________, 20__

Generation Zero Group, Inc.

Re:           Conversion of Promissory Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Convertible Promissory Note of Generation Zero Group, Inc. (the “Company”), in the initial principal amount of $_______ (as increased from time to time, the “Note”), held by us, we hereby elect to exercise our Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of accrued interest), effective as of the date of this writing, which amount will convert into ________________ shares of the Company’s Common Stock (the “Conversion”), based on a Conversion Price (as defined in the Note) of $0.08 per share.  In connection with the Conversion, we hereby re-certify, re-confirm and re-warrant the Representations; as such Representations are defined in Section 7 of the Note.  We have attached the original version of the Note in connection with such Conversion.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________
Name:

If on behalf of Entity:

Entity Name:__________________

Signatory’s Position with Entity: _____________________________

Please issue certificate(s) for Common Stock as follows:
______________________________________________
Holder Name
______________________________________________
Address
______________________________________________
Social Security No./EIN of Shareholder

Please send the certificate(s) evidencing the Common Stock to:

Attn:___________________________________________

Address:________________________________________

Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013

WIRE INSTRUCTIONS FOR FUNDING OF CONVERTIBLE PROMISSORY NOTE

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Convertible Promissory Note
Generation Zero Group, Inc.
Equity Trust FBO Morrell IRA December 1, 2013